ALLIANCE MORTGAGE SECURITIES INCOME FUND

SEMI-ANNUAL REPORT
JUNE 30, 1997

ALLIANCE CAPITAL




LETTER TO SHAREHOLDERS                 ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

August 6, 1997

Dear Shareholder:

The U.S. bond market posted modest gains through the first half of 1997. After trading lower during the first quarter on fears that excessive growth would ignite inflation, the market rebounded in the second quarter. Economic data released during the three months ended June 30, 1997, indicated that the economy had slowed from its unsustainable first quarter pace and inflation remained dormant. This helped ease investor concerns and pushed the market higher. Interest rates, which peaked in late spring following the Federal Reserve's decision to increase short term interest rates, ended the period lower across the maturity spectrum.

Among the investment-grade sectors of the bond market, mortgage-backed securities were among the best performing, posting moderate gains. Performance of mortgage-backed securities was enhanced by declining interest rate volatility and lower mortgage prepayment expectations.

INVESTMENT RESULTS
                                        TOTAL RETURN FOR THE PERIODS ENDED
                                                   JUNE 30, 1997
                                             6 MONTHS          12 MONTHS
                                           -----------        -----------
ALLIANCE MORTGAGE SECURITIES INCOME FUND
   Class A                                     3.54%              8.49%
   Class B                                     3.16               7.68
   Class C                                     3.16               7.68

LEHMAN BROTHERS MORTGAGE-BACKED
  SECURITIES INDEX                             3.92               9.10

LIPPER U.S. MORTGAGE FUNDS AVERAGE             3.21               8.08


The table at left provides the investment returns for the Alliance Mortgage Securities Income Fund for the six- and twelve-month periods ended June 30, 1997. Also shown for comparison is the return for the domestic mortgage securities market, represented by the Lehman Brothers Mortgage-Backed Securities Index, and the average return of Lipper's universe of U.S. mortgage funds, which reflects the performance of 63 funds with investment objectives that are generally similar to that of your fund. As you can see, your Fund's performance was slightly above that of the Lipper average and slightly below that of the Lehman index.

MARKET REVIEW
The U.S. economy continued its strong performance in early 1997, led by continued strength in the labor market. The unemployment rate dropped to twenty-year lows and wages continued to climb. Overall, economic growth, which had risen to 3.8% at the end of 1996, further accelerated to 4.9% during the first quarter of 1997. In response to the continued economic strength and perception of mounting inflationary pressures, the Federal Reserve Bank raised short-term interest rates in March.

The economy slowed sharply during the second quarter to a 2.2% growth rate, led by a decline in consumer spending. Retail sales of merchandise declined 3.8% in the second quarter while real construction spending fell 2.0% in April-May. However, labor market strength continued unabated in the second quarter as the average non-farm payroll growth rose to 237,000 per month from first quarter's average of 228,000 per month.

In spite of an increase in wage pressure, inflation remained very well behaved during the first half of 1997. Through June, consumer prices advanced 2.3% year over year while producer prices declined 0.1% year over year.

Mortgage-backed securities continued to perform well among the investment grade sector, with longer-duration securities outperforming shorter-duration securities on an absolute basis. Within the mortgage sector, 30 year pass-throughs posted the best returns.


1



                                       ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

PORTFOLIO ACTIVITY
During the period, we maintained our exposure to mortgage-related securities. Commercial mortgage-backed securities, rated AAA, were purchased to provide yield and call-protection. We increased our exposure to ARMs and traded up in coupon as the market became range bound. In anticipation of an increase in market volatility surrounding the Federal Reserve meeting in May, we temporarily reduced holdings in mortgage-backed securities.

OUTLOOK
We expect economic activity to accelerate somewhat in the third quarter. Consumer confidence has reached new highs, real income is growing solidly and the labor market remains strong, with unemployment at 5.0%. We believe the reacceleration will be moderate, keeping economic growth within the 3.0%-3.5% range for 1997. The pace of this reacceleration, however, will be closely monitored for inflationary pressures by the Federal Reserve with a likely bias towards increasing rates at the first sign of overheating.

Thank you for your continued interest and investment in Alliance Mortgage Securities Income Fund. We look forward to reporting to you again on market activity and the Fund's investment results in coming periods.

Sincerely,


John D. Carifa
Chairman


Patricia J. Young
Senior Vice President


Jeffrey S. Phlegar
Vice President



SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


2



INVESTMENT OBJECTIVE AND POLICIES      ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

Alliance Mortgage Securities Income Fund is a diversified investment company that seeks a high level of current income to the extent consistent with prudent investment risk. The Fund invests primarily in mortgage-related securities, including collateralized mortgage obligations, and, as a matter of fundamental policy, maintains at least 65% of its total assets in mortgage-related securities.



INVESTMENT RESULTS
_______________________________________________________________________________

AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 1997

CLASS A SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                     8.49%          3.92%
 . Five Years                   6.12%          5.21%
 . Ten Years                    8.20%          7.73%
SEC Yield**                    6.02%

CLASS B SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                     7.68%          4.68%
 . Five Years                   5.39%          5.39%
 . Since Inception*             5.58%          5.58%
SEC Yield**                    5.57%

CLASS C SHARES
                             WITHOUT         WITH
                          SALES CHARGE   SALES CHARGE
                          ------------   ------------
 . One Year                     7.68%          6.68%
 . Since Inception*             4.21%          4.21%
SEC Yield**                    5.58%


The average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional shares with and without the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


*    Inception: 1/30/92, Class B; 5/3/93, Class C.

**   SEC yields are based on SEC guidelines and are calculated for the 30 days ended June 30, 1997.


3



PORTFOLIO OF INVESTMENTS
JUNE 30, 1997 (UNAUDITED)              ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)          VALUE
-------------------------------------------------------------------------
MORTGAGE-RELATED SECURITIES-89.5%
FEDERAL HOME LOAN MORTGAGE CORP.-29.9%
  7.50%, 3/01/22-2/01/26 GOLD (a)              $100,813     $101,639,530
  7.50%, 11/01/11-2/01/12 GOLD (b)                9,035        9,170,411
  8.00%, 11/01/22-12/01/26 GOLD                  80,938       82,834,026
  11.50%, 10/01/10-6/01/20                        3,308        3,734,424
  12.00%, 10/01/09-7/01/20                       28,555       32,237,862
  12.25%, 8/01/13-7/01/14                           642          734,043
  12.50%, 6/01/19                                 4,140        4,814,654
  12.75%, 6/01/12-2/01/14                           202          234,842
  13.00%, 5/01/14-12/01/18                        1,643        1,932,214
  13.50%, 1/01/12-10/01/16                          497          592,454
  14.75%, 3/01/10                                    61           72,557
Total Federal Home Loan Mortgage Corp.
  (cost $237,839,814)                                        237,997,017

COLLATERALIZED MORTGAGE OBLIGATIONS-22.6%
Blackrock Capital Finance, LP.
  Series 1997-R2 Cl.2A
  7.879%, 6/25/27 (c)(d)                         12,912       13,400,430
  Series 1997-R2 Cl.2B1
  7.879%, 6/25/27 (c)(d)                          1,584        1,625,540
Citicorp Mortgage Securities, Inc.
  Series 1987-3 Cl.A1
  9.00%, 5/25/17                                 14,153       14,728,297
Countrywide Funding Corp.
  Series 1995-2 Cl.A5
  8.50%, 6/25/25                                 14,709       15,058,339
Federal National Mortgage Association
  Series 1992-64 Cl.E
  7.00%, 5/25/04                                  9,347        9,353,258
  Series 1997-8 Cl.D
  7.00%, 12/18/24                                11,000       10,690,680
  Series 1997-13 Cl.B
  7.00%, 12/18/24                                25,000       24,257,750
  Series 1997-16 Cl.H
  7.00%, 2/18/25                                 20,334       19,800,232
  Series 1997-19 Cl.B
  7.00%, 4/18/25                                 17,700       17,185,638
MLCC Mortgage Investors, Inc.
  Series 1995-B Cl.B
  6.938%, 10/15/20                                5,000        4,407,050
  Series 1996-B Cl.B
  6.938%, 7/15/21                                10,955        9,649,271
Norwest Asset Securities Corp.
  Series 1997-2 Cl.A6
  7.50%, 3/25/27                                 20,000       19,300,000
Salomon Brothers Mortgage
  Securities VII, Inc.
  Series 1997-LB3 Cl.M1
  5.688%, 6/25/27 (c)                            20,588       20,536,530
Total Collateralized Mortgage Obligations
  (cost $178,480,882)                                        179,993,015


4



                                       ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)          VALUE
-------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION-18.5%
  7.44%, 11/01/26                              $  6,997     $  7,248,336
  7.50%, 2/01/17-12/01/24                        50,048       50,384,005
  7.58%, 6/01/25                                 38,565       39,143,249
  7.60%, 6/01/25                                 39,710       40,336,310
  11.00%, 7/01/16                                 5,602        6,218,642
  11.50%, 9/01/20                                 3,519        3,952,205
  12.00%, 7/01/00 (b)                                35           37,274
Total Federal National Mortgage Association
(cost $146,977,099)                                          147,320,021

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-12.7%
  7.00%, 1/15/23-1/15/25                         95,582       94,327,670
  7.50%, 6/15/26-12/15/26                         3,466        3,476,148
  9.00%, 12/15/19                                     4            4,233
  10.00%, 10/15/17-6/15/20                        1,084        1,195,261
  11.50%, 3/15/10-11/15/15                          704          802,874
  12.00%, 2/15/14                                   270          313,084
  12.50%, 3/15/11-5/15/15                           221          258,677
  13.00%, 11/15/99-1/15/00 (b)                       22           23,120
  15.00%, 2/15/12                                     1              582
Total Government National Mortgage
  Association
  (cost $97,200,038)                                         100,401,649

COMMERCIAL MORTGAGE BACKED SECURITIES-3.1%
Asset Securitization Corp.
  Series 1996-D2 Cl.A2
  7.21%, 2/14/29 (c)                              9,267        9,387,322
Merrill Lynch Mortgage Investors, Inc.
  Series 1996-C2 Cl.B
  6.96%, 11/21/28                                15,000       14,793,750
Total Commercial Mortgage Backed Securities
  (cost $24,381,997)                                          24,181,072

STRIPPED MORTGAGE BACKED SECURITES-2.7%
Morgan Stanley Capital I
  Series 1996-WF1 Cl.X I/O
  8.436%, 1/15/13 (d)(e)                        104,773        7,837,006
Mortgage Capital Funding, Inc.
  Series 1996-MC2 Cl.X I/O
  8.50%, 12/21/26 (e)                           124,297       13,750,946
Total Stripped Mortgage Backed Securites
  (cost $21,564,960)                                          21,587,952
Total Mortgage-Related Securities
  (cost $706,444,790)                                        711,480,726

U.S. GOVERNMENT OBLIGATIONS-5.6%
U.S. TREASURY NOTES
  6.25%, 6/30/02                                 24,200       24,056,252
  6.375%, 5/15/00                                15,650       15,706,183
  6.625%, 5/15/07                                 5,000        5,041,400
Total U.S. Government Obligations
  (cost $44,811,101)                                          44,803,835

ASSET BACKED SECURITIES-0.0%
Aircraft Lease Portfolio Securitization
  Series 1996-1 Cl.B
  6.638%, 6/15/06
  (cost $68,561) (c)(d)                              68           68,561


5



PORTFOLIO OF INVESTMENTS (CONTINUED)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)           VALUE
-------------------------------------------------------------------------
REPURCHASE AGREEMENT-0.1%
Prudential Securities
  5.95%, dated 6/30/97, due
  7/01/97, collateralized by
  $1,400,000 FNMA 7.835%, 11/01/25,
  value $976,705
  (amortized cost $957,000)                       $ 957     $    957,000

TOTAL INVESTMENTS-95.2%
  (cost $752,281,452)                                       $757,310,122
Other assets less liabilities-4.8%                            38,131,405

NET ASSETS-100%                                             $795,441,527


(a) Security, or a portion thereof was loaned at June 30, 1997 with an aggregate market value of $15,011,311 and cash collateral was received from the counterparty of Prudential Securities in the amount of $15,567,000.

(b)  15 year mortgage.

(c)  Adjustable rate mortgages; stated interest rate in effect at June 30, 1997.

(d) Security exempt from Registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1997, these securities amounted to $22,931,537 or 2.9% of net assets.

(e) Interest rate represents yield to maturity and principal amount represents amortized cost.

     Glossary of Terms:
     FNMA - Federal national mortgage association
     I/O  - Interest only

     See notes to financial statements.


6



STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1997 (UNAUDITED)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $752,281,452)        $ 757,310,122
  Cash                                                                 249,215
  Receivable for investment securities sold                         96,415,946
  Interest receivable                                                6,014,741
  Receivable for capital stock sold                                     55,636
  Prepaid expenses                                                      38,799
  Total assets                                                     860,084,459

LIABILITIES
  Deposit for securities loaned                                     60,589,090
  Dividends payable                                                  1,388,503
  Payable for capital stock redeemed                                 1,196,319
  Advisory fee payable                                               1,056,802
  Distribution fee payable                                             101,980
  Accrued expenses and other liabilities                               310,278
  Total liabilities                                                 64,642,932

NET ASSETS                                                       $ 795,441,527

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $     933,633
  Additional paid-in capital                                       996,109,741
  Distributions in excess of net investment income                  (1,958,496)
  Accumulated net realized loss on investment transactions        (204,672,021)
  Net unrealized appreciation of investments                         5,028,670
                                                                 $ 795,441,527

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share ($380,439,392/
    44,655,180 shares of capital stock issued and outstanding)           $8.52
  Sales charge-4.25% of public offering price                              .38
  Maximum offering price                                                 $8.90

  CLASS B SHARES
  Net asset value and offering price per share ($383,923,435/
    45,060,567 shares of capital stock issued and outstanding)           $8.52

  CLASS C SHARES
  Net asset value and offering price per share ($31,078,700/
    3,647,582 shares of capital stock issued and outstanding)            $8.52


See notes to financial statements.


7



STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                         $34,324,059

EXPENSES
  Advisory fee                                        $2,181,842
  Distribution fee - Class A                             584,931
  Distribution fee - Class B                           2,119,605
  Distribution fee - Class C                             164,249
  Transfer agency                                        639,089
  Custodian                                              126,921
  Administrative                                         111,238
  Printing                                                83,427
  Audit and legal                                         56,465
  Registration                                            16,824
  Taxes                                                   16,026
  Directors' fees                                         10,790
  Miscellaneous                                           16,191
  Total expenses before interest                       6,127,598
  Interest expense                                     2,121,422
  Total expenses                                                     8,249,020
  Net investment income                                             26,075,039

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investment transactions                      (3,467,742)
  Net realized gain on futures transactions                          1,387,552
  Net change in unrealized appreciation of
    investments and futures contracts                                3,142,900
  Net gain on investments                                            1,062,710

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $27,137,749


See notes to financial statements.


8



STATEMENT OF CHANGES IN NET ASSETS
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

                                               SIX MONTHS ENDED
                                                JUNE 30, 1997      YEAR ENDED
                                                  (UNAUDITED)    DEC. 31, 1996
                                                 -------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                           $26,075,039   $   64,552,800
  Net realized loss on investment and futures
    transactions                                   (2,080,190)      (3,821,572)
  Net change in unrealized appreciation of
    investments                                     3,142,900      (25,285,184)
  Net increase in net assets from operations       27,137,749       35,446,044

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                       (13,271,872)     (26,983,869)
    Class B                                       (12,823,190)     (31,930,957)
    Class C                                          (993,708)      (2,221,782)
  Tax return of capital
    Class A                                                 0       (4,092,859)
    Class B                                                 0       (4,843,223)
    Class C                                                 0         (336,996)

CAPITAL STOCK TRANSACTIONS
  Net decrease                                   (130,058,182)    (325,126,441)
  Total decrease                                 (130,009,203)    (360,090,083)

NET ASSETS
  Beginning of year                               925,450,730    1,285,540,813
  End of period                                  $795,441,527   $  925,450,730


See notes to financial statements.


9



STATEMENT OF CASH FLOWS
SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

INCREASE (DECREASE) IN CASH FROM:
OPERATING ACTIVITIES:
  Interest received                               $ 35,951,793
  Interest expense paid                             (2,121,422)
  Operating expenses paid                           (6,205,087)
  Net increase in cash from operating activities                 $  27,625,284

INVESTING ACTIVITIES:
  Proceeds from disposition of long-term
    portfolio investments                          735,819,851
  Purchase of long-term portfolio investments     (577,041,143)
  Purchase of short-term portfolio investments,
    net                                               (320,000)
  Gain on closed futures contracts                   1,387,552
  Net increase in cash from investing activities                   159,846,260

FINANCING ACTIVITIES*:
  Decrease in securities lending                   (31,898,917)
  Net redemptions from capital stock transactions (143,774,586)
  Cash dividends paid                              (13,378,002)
  Net decrease in cash from financing activities                  (189,051,505)
  Net decrease in cash                                              (1,579,961)
  Cash at beginning of year                                          1,829,176
  Cash at end of period                                          $     249,215

RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET INCREASE IN CASH FROM
OPERATING ACTIVITIES:
  Net increase in net assets resulting from
    operations                                                   $  27,137,749

ADJUSTMENTS:
  Decrease in interest receivable                  $ 1,800,115
  Net realized loss on investment and futures
    transactions                                     2,080,190
  Net change in unrealized appreciation of
    investments                                     (3,142,900)
  Accretion of bond discount                          (172,381)
  Decrease in accrued expenses                         (77,489)
  Total adjustments                                                    487,535

NET INCREASE IN CASH FROM OPERATING ACTIVITIES                   $  27,625,284


* Non-cash financing activities not included herein consist of reinvestment of dividends.

   See notes to financial statements.


10



NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1997 (UNAUDITED)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Mortgage Securities Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3.00% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Fixed-income securities are valued on the basis of prices provided by a pricing service and brokers. However, securities which are traded over-the-counter and on a national securities exchange may be valued according to the broadest and most representative market. It is expected that, for the fixed-income securities and options in which the Fund invests, this ordinarily will be the over-the-counter market. Securities not priced in this manner are valued at the latest quoted bid price, or when exchange valuations are used, at the latest quoted sale price on the day of valuation. If there is no such reported sale, the latest quoted bid price will be used. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value. Securities for which quotations are not readily available or restricted securities will be valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data.

2. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Investment transactions are accounted for on the date the securities are purchased or sold. The Fund amortizes premium and accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations.

For federal income tax purposes, the Fund's distributions of income and capital gains are subject to recharacterization, which may include a tax return of capital, at the end of the year to reflect the final investment results for that year.

NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), an advisory fee at a quarterly rate equal to .1375 of 1% (approximately .55 of 1% on an annual basis) of the first $500 million of the Fund's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter. Pursuant to the Advisory Agreement the Adviser has agreed to reimburse the Fund to the extent that its aggregate expenses (exclusive of interest, taxes, brokerage, distribution fees, and extraordinary expenses) in any year exceed 1% of its average daily net assets for such year. No such reimbursement was required for the six months ended June 30, 1997.


11



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

Pursuant to the advisory agreement, the Fund paid $111,238 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended June 30, 1997.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $481,313 for the six months ended June 30, 1997.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's capital stock. The Distributor received front-end sales charges of $3,203 from the sales of Class A shares and $60,490 and $4,433 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the six months ended June 30, 1997.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the Fund's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. Such fee is accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $11,412,112 and $2,877,767 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $138,485,818 and $156,125,356, respectively, for the six months ended June 30, 1997. There were purchases of $431,999,368 and sales of $639,011,164 of U.S. government and government agency obligations for the six months ended June 30, 1997.

At June 30, 1997 the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $7,288,651 and gross unrealized depreciation of investments was $2,259,981 resulting in net unrealized appreciation of $5,028,670. For federal income tax purposes, the Fund had a capital loss carryforward at December 31, 1996 of $201,913,425 of which $198,735,479 expires in 2002 and $3,177,946 expires in 2004.

FINANCIAL FUTURES CONTRACTS
The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

At June 30, 1997, the Fund had entered into no exchange traded financial futures contracts.


12

                                       ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

NOTE E: CAPITAL STOCK
There are 1,800,000,000 shares of $.01 par value capital stock authorized designated Class A, Class B and Class C shares.

Each class consists of 600,000,000 authorized shares. Transactions in capital stock were as follows:


                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     JUNE 30, 1997  DECEMBER 31,  JUNE 30, 1997   DECEMBER 31,
                      (UNAUDITED)       1996       (UNAUDITED)        1996
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              136,052       844,591    $  1,146,843   $   7,205,604
Shares issued in
  reinvestment of
  dividends and
  distributions          777,151     1,961,238       6,590,270      16,687,117
Shares converted
  from Class B         1,274,003     2,085,070      10,797,385      17,622,222
Shares redeemed       (6,045,849)  (13,809,608)    (51,210,858)   (117,388,990)
Net decrease          (3,858,643)   (8,918,709)   $(32,676,360)  $ (75,874,047)

CLASS B
Shares sold              352,304     1,409,586    $  2,983,837   $  12,016,407
Shares issued in
  reinvestment of
  dividends and
  distributions          710,944     1,896,252       6,029,751      16,139,845
Shares converted
  to Class A          (1,274,003)   (2,085,070)    (10,797,385)    (17,622,222)
Shares redeemed      (10,779,373)  (29,490,473)    (91,325,939)   (250,814,789)
Net decrease         (10,990,128)  (28,269,705)   $(93,109,736)  $(240,280,759)

CLASS C
Shares sold              155,426     1,031,590    $  1,318,374   $   8,786,691
Shares issued in
  reinvestment of
  dividends and
  distributions           76,283       134,402         647,010       1,143,334
Shares redeemed         (736,526)   (2,221,704)     (6,237,470)    (18,901,660)
Net decrease            (504,817)   (1,055,712)   $ (4,272,086)  $  (8,971,635)


13



NOTES TO FINANCIAL STATEMENTS (CONT.)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

NOTE F: SECURITY LENDING
The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund.

For the six months ended June 30, 1997, the maximum amount of security lending agreements outstanding was $167,403,000, the average amount outstanding was approximately $107,684,336 and the daily weighted average interest rate was 5.49%.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Advisor will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash the Fund agrees to pay the borrower of such securities a "rebate rate" for the use of the cash the borrower has pledged as collateral. The rebate rate is the spread between the interest rate received and interest rate paid in the repurchase agreement market by the securities borrower.

As of June 30, 1997, the Fund had entered into the following security lending agreement:

        AMOUNT          COUNTERPARTY       INTEREST RATE     MATURITY
   -------------   ---------------------   -------------   ------------
    $ 5,112,500    Prudential Securities        4.20%         7/01/97
     15,567,000    Prudential Securities        6.40          7/01/97
     15,806,500    Prudential Securities        5.10          7/02/97
     24,079,000    Prudential Securities        5.55          7/07/97


14



FINANCIAL HIGHLIGHTS
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  CLASS A
                                            ---------------------------------------------------------------------------------
                                               SIX MONTHS
                                                  ENDED                            YEAR ENDED DECEMBER 31,
                                             JUNE 30, 1997   ----------------------------------------------------------------
                                              (UNAUDITED)        1996          1995          1994          1993        1992
                                            ---------------  ------------  ------------  ------------  ----------  ----------
Net asset value beginning of year              $8.51            $8.75         $8.13         $9.29         $9.08       $9.21

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .28(a)           .54(a)        .57(a)        .57           .67         .77
Net realized and unrealized gain (loss)
  on investment and futures transactions         .02             (.19)          .64         (1.13)          .23        (.09)
Net increase (decrease) in net asset
  value from operations                          .30              .35          1.21          (.56)          .90         .68

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.29)            (.51)         (.57)         (.58)         (.67)       (.81)
Dividends in excess of net investment
  income                                          -0-              -0-           -0-           -0-         (.02)         -0-
Tax return of capital                             -0-            (.08)         (.02)         (.02)           -0-         -0-
Total dividends and distributions               (.29)            (.59)         (.59)         (.60)         (.69)       (.81)
Net asset value, end of period                 $8.52            $8.51         $8.75         $8.13         $9.29       $9.08

TOTAL RETURN
Total investment return based on net
  asset value (b)                               3.54%            4.23%        15.34%        (6.14)%       10.14%       7.73%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $380,439         $412,899      $502,390      $553,889      $848,069    $789,898
Ratio of expenses to average net assets         1.56%(c)         1.68%         1.66%         1.29%         1.00%       1.18%
Ratio of expenses to average net assets
  excluding interest expense                    1.07%(c)(d)      1.03%(d)      1.03%(d)       .97%(d)      1.00%       1.18%
Ratio of net investment income to
  average net assets                            6.55%(c)         6.38%         6.77%         6.77%         7.20%       8.56%
Portfolio turnover rate                           66%             208%          285%          438%          622%        555%


See footnotes page 17.


15



FINANCIAL HIGHLIGHTS (CONTINUED)
ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                  CLASS B
                                            -----------------------------------------------------------------------------------
                                                                                                                   JANUARY 30,
                                              SIX MONTHS                                                             1992 (E)
                                                 ENDED                       YEAR ENDED DECEMBER 31,                     TO
                                             JUNE 30, 1997   ----------------------------------------------------  DECEMBER 31,
                                              (UNAUDITED)        1996          1995          1994          1993        1992
                                            ---------------  ------------  ------------  ------------  ----------  ------------
Net asset value, beginning of period           $8.51            $8.75         $8.13         $9.29         $9.08       $9.16

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .24(a)           .48(a)        .51(a)        .51           .61         .68
Net realized and unrealized gain (loss)
  on investment and futures transactions         .02             (.19)          .64         (1.14)          .22        (.08)
Net increase (decrease) in net asset
  value from operations                          .26              .29          1.15          (.63)          .83         .60

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.25)            (.46)         (.51)         (.51)         (.60)       (.68)
Dividends in excess of net investment
  income                                          -0-              -0-           -0-           -0-         (.02)         -0-
Tax return of capital                             -0-            (.07)         (.02)         (.02)           -0-         -0-
Total dividends and distributions               (.25)            (.53)         (.53)         (.53)         (.62)       (.68)
Net asset value, end of period                 $8.52            $8.51         $8.75         $8.13         $9.29       $9.08

TOTAL RETURN
Total investment return based on net
  asset value (b)                               3.16%            3.46%        14.48%        (6.84)%        9.38%       7.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $383,923         $477,196      $737,593      $921,418    $1,454,303  $1,153,957
Ratio of expenses to average net assets         2.28%(c)         2.37%         2.37%         2.00%         1.70%       1.67%(c)
Ratio of expenses to average net assets
  excluding interest expense                    1.77%(c)(d)      1.74%(d)      1.74%(d)      1.68%(d)      1.70%       1.67%(c)
Ratio of net investment income to
  average net assets                            5.83%(c)         5.66%         6.06%         6.05%         6.47%       5.92%(c)
Portfolio turnover rate                           66%             208%          285%          438%          622%        555%


See footnotes page 17.


16



ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS C
                                            -----------------------------------------------------------------------
                                               SIX MONTHS                                             MAY 3,1993(E)
                                                  ENDED                YEAR ENDED DECEMBER 31,              TO
                                              JUNE 30,1997   ----------------------------------------  DECEMBER 31,
                                              (UNAUDITED)        1996          1995          1994          1993
                                            ---------------  ------------  ------------  ------------  ------------
Net asset value, beginning of period           $8.51            $8.75         $8.13         $9.29         $9.30

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .25(a)           .48(a)        .51(a)        .51           .40
Net realized and unrealized gain (loss)
  on investment and futures transactions         .01             (.19)          .64         (1.14)           -0-
Net increase (decrease) in net asset
  value from operations                          .26              .29          1.15          (.63)          .40

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.25)            (.46)         (.51)         (.51)         (.40)
Dividends in excess of net investment
  income                                          -0-              -0-           -0-           -0-         (.01)
Tax return of capital                             -0-            (.07)         (.02)         (.02)           -0-
Total dividends and distributions               (.25)            (.53)         (.53)         (.53)         (.41)
Net asset value, end of period                 $8.52            $8.51         $8.75         $8.13         $9.29

TOTAL RETURN
Total investment return based on net
  asset value (b)                               3.16%            3.46%        14.46%        (6.84)%        4.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $31,079          $35,355       $45,558       $58,338       $91,724
Ratio of expenses to average net assets         2.26%(c)         2.38%         2.35%         1.97%         1.67%(c)
Ratio of expenses to average net assets
  excluding interest expense                    1.76%(c)(d)      1.73%(d)      1.73%(d)      1.69%(d)      1.67%(c)
Ratio of net investment income to
  average net assets                            5.84%(c)         5.67%         6.07%         6.06%         5.92%(c)
Portfolio turnover rate                           66%             208%          285%          438%          622%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(c)  Annualized.

(d) Net of interest expense of .49%, .65%, .63% and .32%, respectively, on securities lending transactions (see Note F).

(e)  Commencement of distribution.


17



ALLIANCE MORTGAGE SECURITIES INCOME FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JAMES R. GREENE (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
KATHLEEN H. CORBET, SENIOR VICE PRESIDENT
PATRICIA J. YOUNG, SENIOR VICE PRESIDENT
JEFFREY S. PHLEGAR, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
JUAN J. RODRIGUEZ, CONTROLLER

CUSTODIAN
STATE STREET BANK & TRUST COMPANY
225 Franklin Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800)221-5672

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004


(1)  Member of the Audit Committee.


18



THE ALLIANCE FAMILY OF MUTUAL FUNDS
_______________________________________________________________________________

FIXED INCOME
Alliance Bond Fund
    U.S. Government Portfolio
    Corporate Bond Portfolio
Alliance Global Dollar Government Fund
Alliance Global Strategic Income Trust
Alliance High Yield Fund
Alliance Mortgage Securities Income Fund
Alliance Limited Maturity Government Fund
Alliance Multi-Market Strategy Trust
Alliance North American Government Income Trust
Alliance Short-Term Multi-Market Trust
Alliance Short-Term U.S. Government Fund
Alliance World Income Trust

TAX-FREE INCOME
Alliance Municipal Income Fund
    California Portfolio
    Insured California Portfolio
    Insured National Portfolio
    National Portfolio
    New York Portfolio
Alliance Municipal Income Fund II
    Arizona Portfolio
    Florida Portfolio
    Massachusetts Portfolio
    Michigan Portfolio
    Minnesota Portfolio
    New Jersey Portfolio
    Ohio Portfolio
    Pennsylvania Portfolio
    Virginia Portfolio

MONEY MARKET
AFD Exchange Reserves

GROWTH
The Alliance Fund
Alliance Global Small Cap Fund
Alliance Growth Fund
Alliance Premier Growth Fund
Alliance/Regent Sector Opportunity Fund

GROWTH & INCOME
Alliance Strategic Balanced Fund
Alliance Balanced Shares
Alliance Conservative Investors Fund
Alliance Growth & Income Fund
Alliance Growth Investors Fund
Alliance Income Builder Fund
Alliance Real Estate Investment Fund
Alliance Utility Income Fund

AGGRESSIVE GROWTH
Alliance Quasar Fund
Alliance Technology Fund

INTERNATIONAL
Alliance All-Asia Investment Fund
Alliance International Fund
Alliance New Europe Fund
Alliance Worldwide Privatization Fund

CLOSED-END FUNDS
Alliance All-Market Advantage Fund
Alliance Global Environment Fund
ACM Government Income Fund
ACM Government Opportunity Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
Alliance World Dollar Government Fund
Alliance World Dollar Government Fund II
The Austria Fund
The Korean Investment Fund
The Spain Fund
The Southern Africa Fund

CASH MANAGEMENT SERVICES
ACM Institutional Reserves
    Government Portfolio
    Prime Portfolio
    Tax-Free Portfolio
    Trust Portfolio
Alliance Capital Reserves
Alliance Government Reserves
Alliance Insured Account
Alliance Money Reserves
Alliance Municipal Trust
    California Portfolio
    Connecticut Portfolio
    Florida Portfolio
    General Portfolio
    Massachusetts Portfolio
    New Jersey Portfolio
    New York Portfolio
    Virginia Portfolio
Alliance Treasury Reserves
Alliance Money Market Fund
    Prime Portfolio
    Government Portfolio
    General Municipal Portfolio

19

ALLIANCE MORTGAGE SECURITIES INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL

THIS REPORT IS INTENDED SOLELY FOR DISTRIBUTION TO CURRENT SHAREHOLDERS OF THE FUND.

R THESE REGISTERED SERVICE MARKS USED UNDER LICENSE FROM THE OWNER, ALLIANCE CAPITAL MANAGEMENT L.P.

MORSR